UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  November 7, 2005
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                              L. B. Foster Company
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                000-10436                  25-1324733
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(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)            File Number)             Identification No.)

 415 Holiday Drive, Pittsburgh, Pennsylvania                     15220
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  (Address of principal executive offices)                     (Zip Code)

 Registrant's telephone number, including area code     (412) 928-3417
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                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 1.01         Entry Into a Material Definitive Agreement
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          On November 7, 2005, the  Registrant's  wholly owned  subsidiary,  CXT
     Incorporated ("CXT") executed an amendment (the "Amendment"), dated as of October 28, 2005, to the agreement originally dated January 21, 2005 between CXT and the Union Pacific Railroad ("UP"). The agreement deals with an arrangement under which CXT manufactures and sells concrete ties to the UP. The ties primarily are to be produced at facilities located in Grand Island, Nebraska and Tucson, Arizona.

          The Amendment extends the term of the agreement for the Grand Island facility from December 31, 2009 to December 31, 2010.

          The Amendment provides that from January 1, 2005 through December 31, 2005, CXT shall provide the UP with 300,000 concrete ties, 55,000 of which will be manufactured at CXT's Spokane, Washington facility.

          The Amendment provides that CXT shall install a fourth tie manufacturing line at its Grand Island facility. To partially defray the costs of the new line, the UP shall pay CXT a surcharge for ties produced at the Grand Island, Nebraska facility until CXT receives a stipulated amount from such surcharges. The prices payable by UP, if UP annually purchases a stipulated amount of ties from the Grand Island facility, have been reduced by $.50/tie.

          If during any calendar year, both (a) UP purchases 300,000 or more ties produced at the Grand Island facility, and (b) more than 375,000 ties are produced at the Grand Island facility and sold to UP and any third parties, CXT shall pay to UP an amount equal to $.50 multiplied by the lesser of (i) the total ties produced and sold to UP and any third parties during such year, minus 375,000 ties or (ii) the total ties produced and sold to third parties during such year.

          The Amendment places various restrictions on CXT's ability to sell ties to third parties.

          The UP has been CXT's primary customer for concrete ties and the Registrant's largest customer for insulated rail joints. The UP also purchases rail products and piling from the Registrant and is, overall, the Registrant's single largest customer.

Item 9.01         Financial Statements and Exhibits
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  ^     10.21.1   Amendment dated October 28, 2005 between CXT Incorporated
                  and Union Pacific Railroad Company

  ^ Portions of this Exhibit have been omitted pursuant to a confidential treatment request.

                                   SIGNATURES
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              Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          L.B. Foster Company
                                          -------------------
                                          (Registrant)


Date:  November 14, 2005
                                          /s/David J. Russo
                                          -------------------
                                          David J. Russo
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer

Exhibit Index
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    ^ 10.21.1     Amendment dated October 28, 2005 between CXT Incorporated and
                  Union Pacific Railroad Company

       ^ Portions of this Exhibit have been omitted pursuant to a confidential treatment request.